Exhibit 10.8

ALLONGE TO

PROMISSORY NOTE

TO JH REALTY, LLC

This Allonge (the “Allonge”), dated as of March 31, 2008, attached to and forming a part of the Promissory Note dated December 31, 2007 (the “Note”), made by SPHERIC TECHNOLOGIES, INC., a Nevada corporation (the “Company”), payable to the order of J H Realty, an Arizona limited liability company (the “Holder”), in the original principal amount of $62,000.

1.	The words “J H Realty” are hereby replaced with “JH Realty, LLC.”

2.	The Note is hereby amended to provide that it is due and payable in full on December 31, 2008.

3.	In all other respects, the Note is confirmed, ratified, and approved and, as amended by this Allonge, shall continue in full force and effect.

IN WITNESS WHEREOF, the Company and Holder have caused this Allonge to be executed and delivered by their respective duly authorized officers as of the date and year first above written.

SPHERIC TECHNOLOGIES, INC.

By:	/s/ Michael Kirksey
Michael Kirksey
Its:	Executive Vice President and COO

Accepted and agreed to:

JH REALTY, LLC

By:	/s/ Joseph Hines
Joseph Hines
Its:	President